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                                                                  Exhibit (24)
                               POWER OF ATTORNEY

     The undersigned, being officers and trustees of each of the Van Kampen American Capital Closed End Trusts listed on the attached Exhibit A, each being a Massachusetts business trust (individually a "Trust"), do hereby, in the capacities shown below, individually appoint Ronald A. Nyberg and Dennis J. McDonnell, of Oakbrook Terrace, Illinois, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, a Certificate of Trustees and any corresponding documents with regard to the name changes of each respective Trust and all amendments thereto, upon the advice of counsel, filed by each Trust with the Commonwealth of Massachusetts and any other regulating entity pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  May 23, 1997


            Signature                               Title
            ---------                               -----

       /s/ Dennis J. McDonnell                     Chairman and Trustee
     --------------------------------
     Dennis J. McDonnell


       /s/ David C. Arch                           Trustee
     --------------------------------
     David C. Arch


       /s/ Rod Dammeyer                            Trustee
     --------------------------------
     Rod Dammeyer


       /s/ Theodore A. Myers                       Trustee
     --------------------------------
     Theodore A. Myers


       /s/ Hugo F. Sonnenschein                    Trustee
     --------------------------------
     Hugo F. Sonnenschein


       /s/ Howard J Kerr                           Trustee
     --------------------------------
     Howard J Kerr


       /s/ Wayne W. Whalen                         Trustee
     --------------------------------
     Wayne W. Whalen


       /s/ Edward C. Wood III                      Senior Vice President and
     ------------------------------------------    Chief Financial Officer
     Edward C. Wood III





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                                   EXHIBIT A



               Van Kampen American Capital Municipal Income Trust
             Van Kampen American Capital California Municipal Trust
        Van Kampen American Capital Intermediate Term High Income Trust
           Van Kampen American Capital Limited Term High Income Trust
          Van Kampen American Capital Investment Grade Municipal Trust
                  Van Kampen American Capital Municipal Trust
         Van Kampen American Capital California Quality Municipal Trust
          Van Kampen American Capital Florida Quality Municipal Trust
          Van Kampen American Capital New York Quality Municipal Trust
            Van Kampen American Capital Ohio Quality Municipal Trust
        Van Kampen American Capital Pennsylvania Quality Municipal Trust
            Van Kampen American Capital Trust For Insured Municipals
       Van Kampen American Capital Trust For Investment Grade Municipals
  Van Kampen American Capital Trust For Investment Grade California Municipals
   Van Kampen American Capital Trust For Investment Grade Florida Municipals Van Kampen American Capital Trust For Investment Grade New Jersey Municipals
   Van Kampen American Capital Trust For Investment Grade New York Municipals Van Kampen American Capital Trust For Investment Grade Pennsylvania Municipals
            Van Kampen American Capital Municipal Opportunity Trust
          Van Kampen American Capital Advantage Municipal Income Trust
   Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust
          Van Kampen American Capital Strategic Sector Municipal Trust
            Van Kampen American Capital Value Municipal Income Trust
      Van Kampen American Capital California Value Municipal Income Trust
     Van Kampen American Capital Massachusetts Value Municipal Income Trust
      Van Kampen American Capital New Jersey Value Municipal Income Trust
       Van Kampen American Capital New York Value Municipal Income Trust
         Van Kampen American Capital Ohio Value Municipal Income Trust
     Van Kampen American Capital Pennsylvania Value Municipal Income Trust
           Van Kampen American Capital Municipal Opportunity Trust II
        Van Kampen American Capital Florida Municipal Opportunity Trust
        Van Kampen American Capital Advantage Municipal Income Trust II
           Van Kampen American Capital Select Sector Municipal Trust
              Van Kampen American Capital Prime Rate Income Trust